NOMURA PACIFIC BASIN FUND, INC.

                                    [LOGO]




                                                                   May 14,1998

To Our Shareholders:

     We present the Annual Report of the Nomura Pacific Basin Fund, Inc. (the "Fund") for the fiscal year ended March 31, 1998.

     The Net Asset Value per Share ("NAV") of the Fund as of March 31, 1998 was $10.61.

     The NAV of the Fund increased by 1.8% for the quarter ended March 31, 1998 and decreased by 22.4% for the year then ended, based on the change in share prices and the reinvestment of income and capital gains distributions of $0.04 and $0.03 per share, respectively, paid in December, 1997. The net assets of the Fund aggregated $13,735,749 as of March 31, 1998.

     The average annual total return of the Fund for the five-year and ten-year periods ended March 31, 1998 and since inception (July 8, 1985) were 0.0%, 1.4%, and 11.0%, respectively. Total return consists of changes in the NAV and the reinvestment of dividends and capital gains distributions. This performance information represents past performance, and investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Changes in currency rates have for certain periods influenced the Fund's past performance. (Please refer to the Fund Highlights for additional performance data.)

     The United States dollar-based return of the Pacific Basin, as measured by the Morgan Stanley Capital International Index (the "MSCI") (an unmanaged index), increased by 6.7% and decreased by 13.5%, for the quarter and the year ended March 31, 1998, respectively. The Fund underperformed the MSCI Index by 4.9% in the quarter ended March 31, 1998. The underperformance was attributable to negative country allocation caused by the under weight position in Malaysia and this outweighed the positive contribution from the underexposure to Japan and the overweight position in Australia. Stock selection also produced negative results as the Japanese and Australian portions of the Fund underperformed their local benchmarks.

     The Fund underperformed the MSCI Index by 8.9% for the year ended March 31, 1998, due to country allocation and stock selection. The exposure to Malaysia, Indonesia and the Philippines were primary causes for the negative country allocation effect as Pacific Basin stock markets experienced a severe meltdown in the second half of 1997 following the Thai baht devaluation. In Singapore, the relative performance was undermined by the shrinking premium on the price of foreign shares, due to concerns that foreign and local shares prices would be merged. Singapore's MSCI Index is quoted in local share prices. The Fund is only allowed to invest in foreign shares, the relative performance was eroded significantly.

     The foreign exchange rate of the Japanese yen at March 31, 1998 was
133.23 Japanese yen to one U.S. dollar. The Japanese yen appreciated by 3.5% and depreciated by 1.9% against the U.S. dollar for the quarter and the year ended March 31, 1998, respectively, and played a negative role for the U.S. dollar denominated total return of the Fund.

     The NAV of the Fund as of May 13, 1998 was $9.94.


THE PORTFOLIO

     The Fund remained generally positive on Australia and cautious on the balance of the Pacific Basin region including Japan. Maintaining the country allocation in accordance with that view, the Fund modified its allocation. First, the overweight position in Australia was reduced. The stock market continued to rally but, at its current level, the stock market could not tolerate any earnings disappointments. Second, the exposure to Singapore and Malaysia was increased as the International Monetary Fund (the "IMF") bail-out packages to troubled countries, such as South Korea, Thailand, and Indonesia, restored some stability to the currency markets in the Pacific Basin region.

     Approximately 5% of the Fund's net assets was hedged back to the U.S. dollar, at March 31, 1998, by one Japanese yen/dollar forward currency contract


THE STOCK MARKET

     Stock markets in the Pacific Basin region enjoyed a significant recovery during the first two months of 1998. Stock markets in Malaysia, Thailand and South Korea, for example, registered gains of 25%, 42% and 49%, respectively, during the first quarter. The launch of IMF bail-out packages for South Korea, Thailand and Indonesia brought a subsequent stabilization in currency values. This was coupled with growing expectations about the implementation of structural reforms by newly elected presidents or governmental bodies, and together, these factors supported the stock market rallies across the region during this period.

     However, the structural reforms, required by Pacific Basin countries as a foundation for a stronger economic base in the next century, are not going to be implemented overnight. The high expectations were diminished given the negative impact of the currency devaluation that has penetrated the entire economic system.

     The effects include a significant increase in corporate bankruptcies and unemployment, and a higher rate of inflation. In fact, the South Korean unemployment rate increased to 6% in February, which brought home the real pain caused by the Pacific Basin turmoil. Likewise, Indonesians had to confront acute shortages of food and other daily necessities, while the inflation rate increased to 39% in March. Elsewhere, the ongoing consolidation in property prices in Hong Kong and Singapore also indicates the after effects of this turmoil.


THE INVESTMENT OUTLOOK AND STRATEGY

JAPAN

     The TOPIX, consisting of all companies listed on the Tokyo Stock Exchange (the "TSE"), declined by 1.6% in March, 1998. Senior members of the Liberal Democratic Party (the "LDP") and the government continued to discuss additional economic packages throughout March with the aim of supporting the Japanese stock market. Meanwhile, investors concentrated on whether or not the government would request that postal savings and postal insurance funds be used to increase the Japanese stock market as senior LDP officials had repeatedly suggested. The planned intervention was intended to increase the Nikkei Average Index (a price weighted index of 225 leading stocks on the TSE) over 18,000 by the end of March.

     Although the LPD proposed a 16 trillion Japanese yen economic package, the largest ever, and former Prime Minister, Mr. Miyazawa, hinted at an additional income tax reduction of three to four trillion yen in late March, the stock market failed to respond to the policy suggestions, indicating investor concerns over the worsening economic conditions. Weak economic statistics continued, with February housing starts declining 13.6% year over year ("yoy"), auto sales declining 20.6% yoy and housing starts declining 5.4% yoy. Downward revisions to corporate earnings also continued, making investors increasingly cautious about equities.

     Postal savings were actually used to purchase stocks towards the end of March, but the market did not recover to anywhere near the level that the government had wished to achieve. Public stock investment seemed to have been applied selectively and blue chip stocks recovered substantially toward the end of March.


AUSTRALIA

     The Australian stock market continued its rally during March, rising by 1.7%, after briefly reaching 2,800 on the All Ordinairies Index. The Resource sector outperformed the Industrial sector by 2.9%. Even though Japan continues to procrastinate over a fiscal stimulus plan and the U.S. dollar strengthened during the month, the Resource sector has benefited from the sharp rise in The Broken Hill Proprietary Co., Ltd. ("BHP") share price on optimism about restructuring and cost reduction efforts.

     Expectations are rising among investors for another easing of monetary policy by the Resource Bank of Australia. This appears premature given Australia's current account deficit problems and the growing possibility of an early Federal election.

     From a stock market perspective, the reporting season was slightly positive as earnings were marginally above consensus. The industrial sector is expecting an earnings growth rate of 7% in the Fiscal Year ("FY") ending June 10, 1998, which appears probable given the good performance of the first half. There could be some risk to earnings in FY 1999 as forecasts are optimistically calling for a 10% earnings growth rate. Given the current bond yield of 5.7%, the stock market appears to be fully valued. At the current price, the stock market will not tolerate any earnings disappointments. With the Australian ten-year bond almost at parity with its U.S. counterpart, some risk premium is warranted. Traditionally, a real differential of approximately 100 basis points has existed between U.S. bonds and Australian bonds. Part of the current narrower differential can be explained by Australia's lower inflation rate, but certainly not the full 100 basis points. In periods of market weakness, selected Resource sector issues may be worth a closer examination, particularly companies with exposure to the bulk commodities, zinc and aluminum. Meanwhile, the Banking sector continues to offer excellent value.


HONG KONG

     The speculative attack on the Hong Kong dollar and the government's resolution to defend the peg system at all costs, increased the already high short-term interest rates at the start of this year. Three-month interest rates increased from 9.8% at the end of 1997 to 18% on January 12, 1998. Consequently, the Hang Seng Stock Index collapsed to a three-year low of 8,121. The government's quick response, including the curtailment of its aggressive housing supply policy by cancelling a land release program, and the repeated expression of its determination to maintain the peg system, helped fend off the speculative assault. The pressure on the currency eased as the interest rates were stabilized and the stock market staged a strong recovery.

     The economy started to feel the pain of adjustment with unemployment increasing from 2.2% in the third quarter of 1997 to 2.5% in February. Layoffs announced by financial and consumption related companies could increase this figure. Retail sales growth turned negative since the fourth quarter of 1997 and posted an 11% yoy decline in January. Tourist arrivals have decreased by 20% from the July, 1997 level, reducing the hotel occupancy ratio from over 90% to about 60%. Meanwhile, some department stores have decided to withdraw Hong Kong.

     A genuine recovery in property prices or in consumption is unlikely in the foreseeable future and the downward pressure on corporate earnings should continue. Moreover, the Fund believes it is premature to conclude that property price adjustment is over because various methods of calculation suggest that the gap between market value and fair value remains relatively large. Consequently, the Fund will remain cautious toward property stocks.


MALAYSIA

     After the significant rally in February, the stock market became mixed and settled into a narrow trading range toward the end of the quarter. Although microeconomic fundamentals were deteriorating, heavily underweighted investors continued to return to the stock market and increased the index higher on the assumption that the risk of a relapse to below the 600 level had receded.

     Corporations' final results for the year ended December 1997 started to emerge, with the reported figures accounting for 30% of market capitalization. Revenue growth rose by 19% yoy, but net profit fell by 22% yoy due to the drastic erosion of margins over the past few months and provisions for unrealized foreign exchange losses.

     Non-performing loans (the "NPLs") in the Banking sector rose to 8.7% in February 1998 from 3.6% in June 1997, and the NPLs are forecast to increase at a faster rate for the rest of this year. Assuming banks maintain a minimum aggregate loan loss cover ratio of 50%, the Banking industry is likely to post pretax losses at the end of 1999, if NPLs reach a peak of 17%.

     The stock market is anticipating the announcement of a bail-out plan rather than bracing itself a wave of bankruptcies. It is rumored that the Employment Provident Fund will purchase 20% of the Project Lebuhraha Utara Selatan (a subsidiary of United Engineering Malaysia) ("UEM"), for 1.5 billion Malaysian riggits, which is higher than the market capitalization of UEM.

     With the Kuala Lumpur Composite Index over the 700 level, valuations are stretched at the current price to book ratio ("PBR") of approximately 2.0, and an earnings recovery is not expected in 1999. The Fund will remain cautious about the possible impact of a withdrawal of liquidity, if any, as Malaysian stocks are fundamentally overvalued.


NEW ZEALAND

     Domestic and foreign investors did not expect that the current account deficit for the quarter ended December 31, 1997 would expand to an annualized rate of 7.7% of Gross Domestic Product ("GDP"), since the quarter ended September 30, 1997 GDP was originally reported as 6.4% and subsequently increased to 7%. Interest rates rose steadily in March, peaking at 9.8% in response to the current account deficit and the lowering of the Monetary Conditions Index by the Reserve Bank of New Zealand. The New Zealand dollar weakened during the period.

     With the yield curve steeply inverted, the downside risk to the GDP growth forecast is rising. Some economists are suggesting that a recession is possible, while the consensus forecasts a 2% growth. However, much is riding on the tax reductions and hopes that the proceeds from the demutualization of Australian Mutual Provident Fund will be consumed and not saved.

     In this environment, earnings risk is rising. Stocks with exposure to public works and infrastructure spending and exports to Europe and the U.S. should perform well. Telecommunications Corp. of New Zealand will also benefit as the Telecommunications sector continues to grow faster than the GDP.


SINGAPORE

     Singapore's stock and currency markets were once considered to be safe havens. However, both eventually succumbed during the first week of January to the effect from the troubles plaguing its large neighbor, Indonesia. There was speculation that Indonesian buyers of Singaporean properties could default on their mortgages, while the heavy lending exposure of Singaporean banks to Indonesia could turn sour, causing an increase in non-performing loans.

     The stock indices were driven higher after the Chinese New Year holiday in January, mainly by introduction of a more coherent and rigorous austerity package in Indonesia and partly due to short stock covering by hedge funds.

     Toward the end of the quarter, results in the Banking and Property sectors reflected the impact of bad debt provisions. Given that such provisions from property companies had been relatively uncommon in the recent past, both Keppel Land, Ltd. and Wing Tai Holdings, Ltd. market values decreased. Meanwhile, Temasek Holdings issued a $1 billion tranche of convertible bonds for Singapore Telecommunications, Ltd. ("ST"), which has the eventual impact of increasing ST's free float, causing its share price to plummet by 5.8% in a single day.

     Later in March, the Development Bank Singapore, Ltd. abruptly announced its decision to reduce its prime rate by 50 basis points to 7% and this gave some direction to the stock market, especially among the Property and Finance sectors. The stock market appeared to be discounting not only the possibility that the other three major banks would reduce their prime rates, but also the hope of a further round of interest rate reductions. With the recent softening of the Indonesian government's position regarding conditions for the suspended $40 billion IMF bail-out package, the risk arising from Indonesia appears to have somewhat lessened. Therefore, the Fund has decided to increase Singapore's weighting slightly, given that its risk premium, as a neighboring country of Indonesia, has been reduced.


INVESTMENT STRATEGY

     The Fund expects the Pacific Basin markets to move further towards stabilization over the coming months due to the growing awareness among the region's political leaders of the real necessity for structural reform. With the correction now under way, following the period of over investment fueled by excessive liquidity, stock markets appear to entered into a base firming phase, enabling them to make an upward move in tandem with the future progress of economic reforms. Most notably, South Korea and Thailand have been moving increasingly in that direction.

     Nevertheless, in the near term, the Fund still believes it is premature to be fully invested in these Pacific Basis countries. There are three elements to be closely assessed.

     First, the Japanese economy. The weakness in the Japanese economy has led to a decline in the Japanese yen and the Tokyo stock market. This has a negative impact on other Pacific Basin economies, because it curtails bank lending to the Pacific Basin countries and damages their export prospects. Therefore, the policies to be adopted by the Hashimoto government will determine the direction of the regional economy. The stock markets appeared somewhat encouraged by the government's decision to launch a real fiscal stimulus package of 8 trillion Japanese yen. But, investors have yet to be convinced that the measures will be sufficient to lead the troubled Japanese economy and therefore, remain skeptical about the future course of corporate earnings and the Japanese stock market.

     Second, the Indonesian economy. While there are increasing signs of progress in revising the accord with the IMF, there are still conflicting signals, which indicate the difficulty of enforcing a commitment to tough reforms.

     Third, the Chinese economy. This will have to be closely monitored, not only for the risk of an imminent Renminbi devaluation, but because of the way China is coping with its economic slowdown, which may inevitably lead to heightened expectations of a future devaluation.

     The Fund will maintain the same basic approach as in the previous quarters in terms of overall strategy, i.e., underweight positions in Japan and the Association of Southeast Asian Nations (the "ASEANs"), while remaining overweight in Australia, and maintaining a high cash position. Nevertheless, in the light of some improvements in the Indonesian situation, the Fund sees the risk premium required there diminishing slightly. Therefore, an upgrade of this part of the Pacific Basin region could be justified, it appears to be time to increase the weight the Singapore market to neutral or slightly overweight.

     We appreciate your continuing support of your Fund.


                                             Sincerely,


                                             [HARUO SAWADA'S SIGNATURE]


                                             Haruo Sawada
                                             President



Nomura Asset Management Co., Ltd. ("NAM") provides investment recommendations to Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), the Manager of the Fund. Mr. Haruo Sawada, President of the Fund and President of NAM-U.S.A., is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Sawada has held such responsibilities for the Fund and has served as President of NAM-U.S.A. since 1997.

                       SHAREHOLDERS ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund's transfer agent, State Street Bank and Trust Company at (800) 680-1836 for information concerning their accounts.

                        NOMURA PACIFIC BASIN FUND, INC.

                         FUND HIGHLIGHTS-MARCH 31,1998

                                  (UNAUDITED)
KEY STATISTICS
  Net Assets ...............................................  $13,735,749
  Net Asset Value per Share ................................  $     10.61

PERFORMANCE COMPARISON CHART AND TABLE
  Average Annual Total Return:*
     Year Ended 3/31/98 ....................................        (22.4%)
     Five Years Ended 3/31/98 ..............................          0.0%
     Ten Years Ended 3/31/98 ...............................          1.4%
     Since Inception (7/8/85 to 3/31/98) ...................         11.0%
Cumulative Total Return:*
     Five Years Ended 3/31/98 ..............................          0.1%
     Ten Years Ended 3/31/98 ...............................         15.5%
     Since Inception (7/8/85 to 3/31/98) ...................        286.0%
--------------
*Performance data quoted above represents past performance, and the investment return and principal value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth more or less than the original cost. Changes in currency rates have influenced the Fund's performance for certain of the specified periods. Expense reimbursement is in effect, and without such reimbursement performance would have been lower.

 This chart is intended to compare the performance results of a hypothetical $10,000 investment in Nomura Pacific Basin Fund, Inc. since the Fund's inception on July 8, 1985 to a $10,000 investment made in the Morgan Stanley Capital International Pacific Basin Index ("MSCI Pacific Basin Index") for the same period. The performance of the MSCI Pacific Basin Index does not reflect brokerage commissions and other expenses that would be incurred to acquire and manage a comparable portfolio of securities.

    HISTORY OF $10,000 INVESTMENT IN FUND SHARES ASSUMING REINVESTMENT OF CAPITAL GAIN AND INCOME DISTRIBUTIONS VERSUS THE MSCI PACIFIC BASIN INDEX.





                                   [CHART]





Performance data represents past performance and assumes that all dividends and distributions are invested in additional shares. Past performance is not predictive of future performance. Expense reimbursement is in effect, and without such reimbursement performance would have been lower.

The MSCI Pacific Basin Index is an arithmetical average weighted by market value of the performance of some 546 securities listed on the principal stock exchanges of Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The combined market capitalization represents about 60% of the average market value of the stock exchanges of the above six countries. The performance data of the Index included dividends reinvested.

                        NOMURA PACIFIC BASIN FUND, INC.

                                 MARCH 31,1998

                                  (Unaudited)

GEOGRAPHICAL ALLOCATION:

                                                 % of Net Assets
                                      -----------------------------------
                                                     Cash and                 % Of
                                      Equities   Cash Equivalents   Total  MSCI Index+
                                      --------   ----------------   -----  -----------
Japan .............................     45.1             --          45.1     76.0
Australia .........................     20.2             --          20.2      8.8
Hong Kong .........................     13.8             --          13.8      8.3
Malaysia ..........................      3.3             --           3.3      3.2
New Zealand .......................      1.9             --           1.9      0.9
Singapore .........................      4.9             --           4.9      2.8
United States .....................       --           17.8          17.8       --
                                        ----           ----         -----    -----
Total Investments .................     89.2           17.8         107.0    100.0
Liabilities in Excess of Other
 Assets, Net ......................                                  (7.0)      --
                                                                    -----    -----
   Total ..........................                                 100.0    100.0
                                                                    =====    =====

-----------
+  Source: Morgan Stanley Capital International Index (an unmanaged index).

INDUSTRY DIVERSIFICATION

                                 % OF                                    % OF
                               NET ASSETS                             NET ASSETS
                               ----------                             ----------

JAPANESE SECURITIES                      HONG KONG SECURITIES
 Miscellaneous Manufacturing....  5.2     Conglomerate.................  3.9
 Consumer Electronics and Parts.  5.1     Utilities....................  3.1
 Electrical and Electronics.....  4.5     Real Estate..................  2.8
 Banking and Insurance .........  4.1     Banking .....................  2.2
 Commerce ......................  3.5     Telecommunications ..........  1.4
 Telecommunications ............  3.0     Services ....................  0.4
 Chemicals and Pharmaceuticals..  3.0    MALAYSIAN SECURITIES
 Motor Vehicles ................  2.6     Conglomerate ................  0.8
 Construction ..................  2.5     Telecommunications ..........  0.7
 Automotive Equipment and Parts.  2.2     Banking......................  0.6
 Retail ........................  1.9     Utilities ...................  0.6
 Electrical Machinery...........  1.7     Gaming.......................  0.4
 Precision Machinery ...........  1.3     Construction ................  0.2
 Information and Software ......  1.1    NEW ZEALAND SECURITIES
 Shipbuilding...................  1.0     Telecommunications ..........  1.1
 Securities ....................  0.9     Forest Product's and Paper ..  0.5
 Services ......................  0.8     Building Materials ..........  0.3
 Oil and Gas ...................  0.4    SINGAPORE SECURITIES
 Non-Ferrous Metals ............  0.3     Banking .....................  1.4
AUSTRALIAN SECURITIES                     Conglomerate ................  0.9
 Banking .......................  5.1     Airlines ....................  0.7
 Non-Ferrous Metals ............  4.5     Real Estate .................  0.7
 Miscellaneous Manufacturing....  2.2     Telecommunications...........  0.5
 Transportation ................  1.5     Electrical and Electronics ..  0.3
 Food and Beverage .............  1.3     Publishing and Printing .....  0.2
 Financials ....................  1.3     Miscellaneous Manufacturing .  0.2
 Oil and Gas ...................  1.2
 Building Materials ............  0.7
 Publishing and Printing .......  0.7
 Mining ........................  0.6
 Telecommunications ............  0.6
 Retail.........................  0.5

                        NOMURA PACIFIC BASIN FUND, INC.

                                 MARCH 31,1998


TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE:
                                                       Market        % Of
SECURITY                                               Value       Net Assets
National Australia Bank, Ltd........................  $529,521        3.9
Hutchison Whampoa, Ltd..............................   450,134        3.3
The Broken Hill Proprietary Co., Ltd................   404,038        2.9
Hong Kong Shanghai Banking Corp.....................   305,854        2.2
Rohm Company........................................   274,723        2.0
Hong Kong and China Gas Go., Ltd....................   251,652        1.8
Sun Hung Kai Properties, Ltd........................   245,070        1.8
TDK Corporation.....................................   231,938        1.7
Nippon Telegraph and Telephone Corp.................   224,958        1.6
Ito-Yokado Co., Ltd.................................   216,776        1.6




                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Nomura Pacific Basin Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Nomura Pacific Basin Fund, Inc. (the "Fund") at March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
Now York, New York 10036
May 12,1998

                        NOMURA PACIFIC BASIN FUND, INC.
                           SCHEDULE OF INVESTMENTS*
                                 MARCH 31,1998

                                                                                        % Of
                                                                             Market      Net
                                                 Shares         Cost         Value     Assets
                                                 ------         ----         ------    ------
JAPANESE EQUITY SECURITIES

AUTOMOTIVE EQUIPMENT AND PARTS
Bridgestone Corp..............................    5,000    $   106,009   $   113,342     0.8
  Automobile tires
Tachi-S Co., Ltd..............................   16,000        168,498        88,152     0.6
  Automobile seats
Taikisha Ltd..................................   10,000        152,126       108,088     0.8
                                                           -----------   -----------   -----
  Automobile paint finishing systems
TOTAL AUTOMOTIVE EQUIPMENT AND PARTS..........                 426,633       309,582     2.2
                                                           -----------   -----------   -----
BANKING AND INSURANCE
Daiwa Bank, Ltd...............................   45,000        219,353       109,777     0.8
  City bank
The Bank of Tokyo-Mitsubishi, Ltd.............   16,450        358,234       200,030     1.4
  Commercial bank
The Sakura Bank, Ltd..........................   12,000         52,732        42,605     0.3
  International bank
The Sumitomo Trust and Banking Co., Ltd.......   12,000        123,369        77,553     0.6
  Trust bank
The Tokio Marine & Fire Insurance Co., Ltd....   12,000        139,019       134,209     1.0
                                                           -----------   -----------   -----
  Non-life insurance
TOTAL BANKING AND INSURANCE...................                 892,707       564,174     4.1
                                                           -----------   -----------   -----
CHEMICALS AND PHARMACEUTICALS
Mitsubishi Gas Chemical Co., Ltd..............   35,000        114,436        90,111     0.7
  Basic chemicals
Shin-Etsu Chemical Co., Ltd...................    5,000        125,794        99,081     0.7
  Synthetic resins
Taisho Pharmaceutical Co., Ltd................    4,000         74,908        89,473     0.7
  Over-the-counter drugs
Takeda Chemical Industries, Ltd...............    5,000        111,742       127,228     0.9
                                                           -----------   -----------   -----
  Pharmaceuticals
TOTAL CHEMICALS AND PHARMACEUTICALS...........                 426,880       405,893     3.0
                                                           -----------   -----------   -----
COMMERCE
Ito-Yokado Co., Ltd...........................    4,000        225,770       216,776     1.6
  Supermarkets
Mitsui & Co., Ltd.............................   22,000        191,393       140,034     1.0
  General trader
Sangetsu Co., Ltd.............................    9,000        199,066       118,221     0.9
                                                           -----------   -----------   -----
  Wall interiors and carpets
TOTAL COMMERCE................................                 616,229       475,031     3.5
                                                           -----------   -----------   -----
CONSTRUCTION
Dalwa House Industry Co., Ltd.................   15,000        122,924       109,777     0.8
  Residential building
Toda Corp.....................................   41,000        191,357       196,960     1.4
  General contractor

                       See notes to financial statements

                        NOMURA PACIFIC BASIN FUND, INC.
                     SCHEDULE OF INVESTMENTS*--(CONTINUED)
                                 MARCH 31,1998

                                                                                        % Of
                                                                             Market      Net
                                                 Shares         Cost         Value     Assets
                                                 ------         ----         ------    ------
Yokogawa Bridge Corp..........................   13,200    $   182,063   $    42,406     0.3
                                                           -----------   -----------   -----
  Bridge construction
TOTAL CONSTRUCTION............................                 496,344       349,143     2.5
                                                           -----------   -----------   -----

CONSUMER ELECTRONICS AND PARTS
Kyocera Corp..................................    1,700         86,558        89,323     0.7
  Electronic parts producer
Sony Corp.....................................    2,400        130,155       203,565     1.5
  Consumer electronics
Taiyo Yuden Co., Ltd..........................   15,000        158,421       171,139     1.2
  Ceramic capacitors
TDK Corporation...............................    3,000        153,126       231,938     1.7
                                                           -----------   -----------   -----
  Magnetic tapes
TOTAL CONSUMER ELECTRONICS AND PARTS..........                 528,260       695,965     5.1
                                                           -----------   -----------   -----
ELECTRICAL AND ELECTRONICS
Hitachi, Ltd..................................   14,000        127,907       101,933     0.7
  Communications and electronic equipment
Rohm Company..................................    3,000        194,068       274,723     2.0
  Custom integrated circuits
Sumitomo Electric Industries, Ltd.............    6,000         74,700        77,463     0.6
  Electric wires and cables
Tokyo Electron, Ltd...........................    4,800        148,815       161,771     1.2
                                                           -----------   -----------   -----
Electric wires and cables
TOTAL ELECTRICAL AND ELECTRONICS..............                 545,490       615,890     4.5
                                                           -----------   -----------   -----
ELECTRICAL MACHINERY
Fujitsu Ltd...................................   13,000        161,812       135,635     1.0
  Computers
Omron Corp....................................    6,000        137,994        90,974     0.7
                                                           -----------   -----------   -----
  Control systems
TOTAL ELECTRICAL MACHINERY....................                 299,806       226,609     1.7
                                                           -----------   -----------   -----
INFORMATION AND SOFTWARE
Fuji Soft ABC, Inc............................    4,500        151,050       147,270     1.1
                                                           -----------   -----------   -----
  Computer systems development

MISCELLANEOUS MANUFACTURING
Japan Synthetic Rubber Co., Ltd...............   15,000        101,537        71,946     0.5
  Synthetic rubber
Kokuyo Co., Ltd...............................    4,000         99,118        72,959     0.5
  Paper products
NGK Insulators, Ltd...........................   12,000        119,416       107,187     0.8
  Insulators
Nippon Paper Industries Co., Ltd..............   15,000         84,801        73,635     0.5
  Paper products
Nippon Thompson Co., Ltd......................   15,000        133,956        86,695     0.6
  Specialized needle roller bearings

                       See notes to financial statements

                        NOMURA PACIFIC BASIN FUND, INC.
                     SCHEDULE OF INVESTMENTS*--(CONTINUED)
                                 MARCH 31,1998

                                                                                        % Of
                                                                             Market      Net
                                                 Shares         Cost         Value     Assets
                                                 ------         ----         ------    ------
Onward Kashiyana Co., Ltd.....................   14,000    $   193,084   $   173,391     1.3
  Ready-made suits
SMC Corporation...............................    1,900        154,477       141,332     1.0
                                                           -----------   -----------   -----
  Pneumatic equipment
TOTAL MISCELLANEOUS MANUFACTURING.............                 886,389       727,145     5.2
                                                           -----------   -----------   -----
MOTOR VEHICLES
Honda Motor Co., Ltd..........................    4,000        119,152       144,117     1.0
  Motorcycles, automobiles and power products
Toyota Motor Corp.............................    8,000        206,146       213,173     1.6
                                                           -----------   -----------   -----
  Automobiles
TOTAL MOTOR VEHICLES..........................                 325,298       357,290     2.6
                                                           -----------   -----------   -----
NON-FERROUS METALS
Sumitomo Metal Mining Co., Ltd................    10,000        80,619        39,032     0.3
                                                           -----------   -----------   -----
  Copper, gold and nickel mining

OIL AND GAS
Teikoku Oil Co., Ltd..........................    16,000        92,092        52,122     0.4
                                                           -----------   -----------   -----
  Oil and natural gas products

PRECISION MACHINERY
Canon, Inc....................................     8,000       120,115       180,747     1.3
                                                           -----------   -----------   -----
  Visual image and information equipment

RETAIL
Aoyama Trading Co., Ltd.......................     2,300        57,236        55,245     0.4
  Men's chain store
Circle K Japan Co., Ltd.......................     3,124        78,512       128,970     0.9
  Convenience stores
Mos Food Services, Inc........................     6,000       105,083        77,913     0.6
                                                           -----------   -----------   -----
  Hamburger chain
TOTAL RETAIL..................................                 240,831       262,128     1.9
                                                           -----------   -----------   -----
SECURITIES
Nikko Securities Co., Ltd.....................    37,000       136,380       119,422     0.9
                                                           -----------   -----------   -----
  Securities brokerage house

SERVICES
Dai Nippon Printing Co., Ltd..................     7,000       125,052       115,594     0.8
                                                           -----------   -----------   -----
  Commercial and industrial printing

SHIPBUILDING
Mitsubishi Heavy Industries, Ltd..............    35,000       255,814       133,196     1.0
                                                           -----------   -----------   -----
  Shipbuilding and heavy machinery

TELECOMMUNICATIONS
Nippon Telegraph and Telephone Corp...........        27       220,948       224,958     1.6
  Telecommunications
Japan Telcom Co., Ltd.........................        25       210,042       191,406     1.4
                                                           -----------   -----------   -----
  Telecommunications
TOTAL TELECOMMUNICATIONS......................                 430,990       416,364     3.0
                                                           -----------   -----------   -----
TOTAL INVESTMENTS IN JAPANESE EQUITY SECURITIES              7,076,979     6,192,597    45.1
                                                           -----------   -----------   -----



                       See notes to financial statements

                        NOMURA PACIFIC BASIN FUND, INC.
                     SCHEDULE OF INVESTMENTS*--(CONTINUED)
                                 MARCH 31,1998

                                                                                        % Of
                                                                             Market      Net
                                                 Shares         Cost         Value     Assets
                                                 ------         ----         ------    ------
AUSTRALIAN EQUITY SECURITIES

BANKING
Australia & New Zealand Banking Group, Ltd....   25,000    $   164,683   $   166,991     1.2
  International bank
National Australia Bank, Ltd..................   37,223        352,724       529,521     3.9
                                                           -----------   -----------   -----
  Commercial bank
TOTAL BANKING.................................                 517,407       696,512     5.1
                                                           -----------   -----------   -----
BUILDING MATERIALS
Boral, Ltd....................................   38,236        103,820        95,232     0.7
                                                           -----------   -----------   -----
  Building materials

FINANCIALS
Lend Lease Corp...............................    7,433        110,089       173,037     1.3
                                                           -----------   -----------   -----
  Insurance and financial services

FOOD AND BEVERAGE
Coca Cola Amatil, Ltd.. ......................   10,000        100,553        78,370     0.6
  Bottler and distributor of Coca-Cola products
Fosters Brewing Group, Ltd....................   45,000         83,681        97,913     0.7
                                                           -----------   -----------   -----
  Beer
TOTAL FOOD AND BEVERAGE.......................                 184,234       176,283     1.3
                                                           -----------   -----------   -----
MINING
Pasminco, Ltd.................................   85,000        148,461        92,754     0.6
                                                           -----------   -----------   -----
  Zinc, lead and silver mining operations

MISCELLANEOUS MANUFACTURING
Southcorp Holdings, Ltd.......................   25,000         92,637        99,037     0.7
  Wine, packaging and appliances
Tabcorp Holdings, Ltd.........................   39,000        186,078       209,075     1.5
                                                           -----------   -----------   -----
  Computer software components and games
TOTAL MISCELLANEOUS MANUFACTURING.............                 278,715       308,112     2.2
                                                           -----------   -----------   -----
NON-FERROUS METALS
Santos, Ltd...................................   25,000        101,447        93,581     0.7
  Oil and gas exportation and production
The Broken Hill Proprietary Co., Ltd..........   39,568        568,060       404,038     2.9
  Minerals exportation and production
Western Mining Corp. Holdings, Ltd............   33,597        212,181       115,096     0.9
                                                           -----------   -----------   -----
  Minerals and petroleum products
TOTAL NON-FERROUS METALS......................                 881,688       612,715     4.5
                                                           -----------   -----------   -----
OIL AND GAS
Australian Gas & Light Co., Ltd...............   20,000        110,417       162,031     1.2
                                                           -----------   -----------   -----
  Distribution of natural gas and oil

PUBLISHING AND PRINTING
West Australian Newspapers Holdings, Ltd......   25,000        122,401        93,085     0.7
                                                           -----------   -----------   -----
  Daily newspaper


                       See notes to financial statements

                        NOMURA PACIFIC BASIN FUND, INC.
                     SCHEDULE OF INVESTMENTS*--(CONTINUED)
                                 MARCH 31,1998

                                                                                        % Of
                                                                             Market      Net
                                                 Shares         Cost         Value     Assets
                                                 ------         ----         ------    ------
RETAIL
Coles Myer, Ltd...............................   15,000    $    75,132   $    74,898     0.5
                                                           -----------   -----------   -----
  Operates diversified retail stores

TELECOMMUNICATIONS
Telstra Corporation, Ltd......................   30,000         62,141        77,180     0.6
                                                           -----------   -----------   -----
  Domestic and international telecommunications

TRANSPORTATION
Brambles Industries, Ltd......................   10,000        176,031       207,995     1.5
                                                           -----------   -----------   -----
  Railroad car rentals
TOTAL INVESTMENTS IN AUSTRALIAN EQUITY SECURITIES            2,770,536     2,769,834    20.2
                                                           -----------   -----------   -----

HONG KONG EQUITY SECURITIES
BANKING
Hong Kong Shanghai Banking Corp...............   10,000        129,218       305,854     2.2
                                                           -----------   -----------   -----
  International bank

CONGLOMERATE
Beijing Enterprises Holdings, Ltd.............   32,000         52,116        82,387     0.6
  Produces, distributes, and sells consumer
    products
Hutchison Whampoa, Ltd........................   64,000        336,821       450,134     3.3
                                                           -----------   -----------   -----
  Property and shipping related services
TOTAL CONGLOMERATE............................                 388,937       532,521     3.9
                                                           -----------   -----------   -----
REAL ESTATE
New World Development Co., Ltd................   40,000        200,685       141,183     1.0
  Property development
Sun Hung Kai Properties, Ltd..................   36,000        262,543       245,070     1.8
                                                           -----------   -----------   -----
  Property development
TOTAL REAL ESTATE.............................                 463,228       386,253     2.8
                                                           -----------   -----------   -----
SERVICES
Cosco Pacific, Ltd............................   60,000         57,013        50,330     0.4
                                                           -----------   -----------   -----
  Container leasing and terminal management

TELECOMMUNICATIONS
Hong Kong Telecommunications, Ltd.............   92,800        189,312       191,617     1.4
                                                           -----------   -----------   -----
  Telecommunications

UTILITIES
Hong Kong & China Gas Co., Ltd................  150,000        240,202       251,652     1.8
  Distribution of gas and gas appliances
Hong Kong Electric Holdings, Ltd..............   50,000        167,491       171,639     1.3
                                                           -----------   -----------   -----
  Generates and supplies electricity
TOTAL UTILITIES...............................                 407,693       423,291     3.1
                                                           -----------   -----------   -----
TOTAL INVESTMENTS IN HONG KONG EQUITY SECURITIES             1,635,401     1,889,866    13.8
                                                           -----------   -----------   -----


                             See notes to financial statements

                        NOMURA PACIFIC BASIN FUND, INC.
                     SCHEDULE OF INVESTMENTS*-(CONTINUED)
                                 MARCH 31,1998

                                                                                        % Of
                                                                             Market      Net
                                                 Shares         Cost         Value     Assets
                                                 ------         ----         ------    ------
MALAYSIAN EQUITY SECURITIES

BANKING
Malayan Banking Berhad........................   21,000    $   142,418   $    80,548     0.6
                                                           -----------   -----------   -----
  Banking and financial services

CONGLOMERATE
1O1 Corporation Berhad........................   30,000         24,426        23,014     0.2
  Oil palm, rubber, and cocoa
Sime Darby Berhad.............................   30,000         71,838        33,534     0.2
  Manufacturing, trading, banking, property,
    and heavy equipment
UMW Holdings Berhad...........................   45,000         76,422        48,575     0.4
                                                           -----------   -----------   -----
  Investment holding company
TOTAL CONGLOMERATE............................                 172,686       105,123     0.8
                                                           -----------   -----------   -----
CONSTRUCTION
IJM Corporation Berhad........................   50,000         27,406        28,904     0.2
                                                           -----------   -----------   -----
  Civil engineering contractors

GAMING
Berjaya Sports Toto Berhad....................   22,000         58,155        59,671     0.4
                                                           -----------   -----------   -----
  Forecast games

TELECOMMUNICATIONS
Telekom Malaysia Berhad.......................   30,000        138,377       103,562     0.7
                                                           -----------   -----------   -----
  Telecommunications

UTILITIES
Tenaga Nasional Berhad........................   32,000        110,365        80,658     0.6
                                                           -----------   -----------   -----
  Power supplier
TOTAL INVESTMENTS IN MALAYSIAN EQUITY SECURITIES               649,407       458,466     3.3
                                                           -----------   -----------   -----

NEW ZEALAND EQUITY SECURITIES

BUILDING MATERIALS
Fletcher Challenge Building...................   20,000         57,554        40,019     0.3
                                                           -----------   -----------   -----
  Building materials

FOREST PRODUCTS AND PAPER
Carter Holt Harvey............................   56,000        104,808        76,456     0.5
                                                           -----------   -----------   -----
  Paper and wood products

TELECOMMUNICATIONS
Telecommunications Corp. of New Zealand.......   32,000         91,085       152,471     1.1
                                                           -----------   -----------   -----
  Telecommunications
TOTAL INVESTMENTS IN NEW ZEALAND EQUITY SECURITIES             253,447       268,946     1.9
                                                           -----------   -----------   -----

SINGAPORE EQUITY SECURITIES
AIRLINES
Singapore Airlines............................   13,000        114,480        92,584     0.7
                                                           -----------   -----------   -----
  International airline


                       See notes to financial statements

                        NOMURA PACIFIC BASIN FUND, INC.
                     SCHEDULE OF INVESTMENTS*--(CONTINUED)
                                 MARCH 31,1998

                                                                                        % Of
                                                                             Market      Net
                                                 Shares         Cost         Value     Assets
                                                 ------         ----         ------    ------
BANKING
Development Bank Singapore, Ltd...............   24,200    $   181,768   $   176,845     1.3
Development Bank Singapore, Ltd. (Rights).....    4,400              0         8,992     0.1
                                                           -----------   -----------   -----
  International bank
TOTAL BANKING.................................                 181,768       185,837     1.4
                                                           -----------   -----------   -----
CONGLOMERATE
Keppel Corp., Ltd.............................   24,750         90,400        74,491     0.6
  Shipyards, properties, financial services
    and engineering
Singapore Technologies Industrial Corp., Ltd..   40,000         69,132        46,323     0.3
                                                           -----------   -----------   -----
  Construction, information technology,
    logistics, management, and leisure
    activities
TOTAL CONGLOMERATE............................                 159,532       120,814     0.9
                                                           -----------   -----------   -----
ELECTRICAL AND ELECTRONICS
Elec & Eltek International Co., Ltd...........    8,000         50,217        47,600     0.3
                                                           -----------   -----------   -----
  Printed circuit boards

MISCELLANEOUS MANUFACTURING
Venture Manufacturing (Singapore) Ltd.........    7,000         27,438        26,010     0.2
                                                           -----------   -----------   -----
  Contract manufacturing for electronics
    companies

PUBLISHING AND PRINTING
Singapore Press Holdings., Ltd................    3,000         35,231        34,371     0.2
                                                           -----------   -----------   -----
  Newspapers and magazines

REAL ESTATE
City Development, Ltd.........................   10,000         92,617        49,234     0.4
  Property development
DBS Land, Ltd.................................   24,000         43,459        40,576     0.3
                                                           -----------   -----------   -----
  Property investment and development
TOTAL REAL ESTATE.............................                 136,076        89,810     0.7
                                                           -----------   -----------   -----
TELECOMMUNICATIONS
Singapore Telecommunications, Ltd.............   40,000         70,979        70,351     0.5
                                                           -----------   -----------   -----
  Basic telecommunications and postal services
TOTAL INVESTMENTS IN SINGAPORE EQUITY SECURITIES               775,721       667,377     4.9
                                                           -----------   -----------   -----
TOTAL INVESTMENTS IN EQUITY SECURITIES........             $13,161,491   $12,247,086    89.2
                                                           -----------   -----------   -----





                       See notes to financial statements

                        NOMURA PACIFIC BASIN FUND, INC.
                     SCHEDULE OF INVESTMENTS*-(CONTINUED)
                                 MARCH 31,1998

                                                                                               % Of
                                                    Principal                      Market       Net
                                                     Amount           Cost          Value      Assets
                                                     ------           ----          ------     ------
INVESTMENTS IN FOREIGN CURRENCIES

AUSTRALIAN DOLLAR
Westpac Banking Corporation, 1.5% interest
  bearing call account........................      AUD6,158      $     4,072    $     4,072     0.0

JAPANESE YEN
The Fuji Bank Limited, 0.25% interest
  bearing call account........................    JPY125,799              965            944     0.0

MALAYSIAN RINGGIT
Standard Chartered Bank Malaysia Berhad,
  non-interest bearing call account...........        MYR648              176            178     0.0

SINGAPORE DOLLAR
The Development Bank of Singapore, Ltd.,
  non-interest bearing call account...........        SGD720              454            446     0.0
                                                                  ------------   ------------  ------
TOTAL INVESTMENTS IN FOREIGN CURRENCIES.......                          5,667          5,640     0.0
                                                                  ------------   ------------  ------
INVESTMENTS IN SHORT-TERM SECURITIES

TIME DEPOSIT
State Street Bank and Trust Company, 5.25%
  interest bearing call account due 4/l/98....     1,446,557        1,446,557      1,446,557    10.6
                                                                  ------------   ------------  ------

COMMERCIAL PAPER
American Express Corporation, 5.52%
  due 4/24/98.................................       500,000          498,237        498,237     3.6
General Electric Capital Corporation, 5.53%
  due 4/3/98..................................       500,000          499,846        499,846     3.6
                                                                  ------------   ------------  ------
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES....                      2,444,640      2,444,640    17.8
                                                                  ------------   ------------  ------
TOTAL INVESTMENTS.............................                     15,611,798     14,697,366   107.0
LIABILITIES IN EXCESS OF OTHER ASSETS, NET....                       (997,988)      (961,617)   (7.0)
                                                                  ------------   ------------  ------
NET ASSETS....................................                    $14,613,810    $13,735,749   100.0
                                                                  ============   ============  ======

------------

*The description following each investment is unaudited and not covered by the Report of Independent Accountants.

FORWARD FOREIGN CURRENCY CONTRACT
---------------------------------

                                                       Cost          Delivery    Maturity     Unrealized
                                                 (Local Currency)     Value        Date      Appreciation
                                                  --------------      -----        ----      ------------
U.S. Dollars-Long Contract....................    JPY 89,229,000    $ 700,000     6/16/98     $23,053
                                                  ==============    =========     =======     =======

      Portfolio securities and foreign currency holdings were translated at the following exchange rates as of March 31, 1998.

      Japanese Yen                 JPY.        133.225=$1.00
      Australian Dollar            AUD.          1.512=$1.00
      Hong Kong Dollar             HKD.           7.75=$1.00
      Malaysian Ringgit            MYR.          3.650=$1.00
      New Zealand Dollar           NZD.          1.809=$1.00
      Singapore Dollar             SGD.          1.615=$1.00

                       See notes to financial statements

                        NOMURA PACIFIC BASIN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                 MARCH 31,1998

ASSETS:
   Investments in securities, at market value (cost-$13,161,491).............................     $ 12,247,086
   Investments in short-term securities, at market value (cost-$2,444,640)...................        2,444,640
   Investments in foreign currency, at market value (cost-$5,667)............................            5,640
   Unrealized appreciation on foreign forward currency contracts.............................           23,053
   Receivable for investments sold ..........................................................          265,101
   Receivable for dividends and interest, net of withholding taxes...........................           56,019
                                                                                                  ------------
             Total Assets ...................................................................       15,041,539
                                                                                                  ------------

LIABILITIES:
   Payable for investments purchased ........................................................        1,188,855
   Payable for capital stock redeemed .......................................................            1,158
   Other accrued expenses ...................................................................          115,777
                                                                                                  ------------
             Total Liabilities ..............................................................        1,305,790
                                                                                                  ------------

NET ASSETS:
   Capital stock (par value of 1,294,206 shares of capital stock outstanding, authorized
     200,000,000, par value $0.10 each) .....................................................          129,420
   Paid-in capital ..........................................................................       18,065,932
   Accumulated net realized loss on investments and foreign currency transactions............       (3,495,541)
   Unrealized net depreciation on investments and foreign exchange...........................         (878,061)
   Accumulated net investment loss ..........................................................          (86,001)
                                                                                                  ------------
             Net Assets .....................................................................     $ 13,735,749
                                                                                                  ============
   Net assets value, redemption price and offering price per share...........................           $10.61
                                                                                                  ============









                       See notes to financial statements

                        NOMURA PACIFIC BASIN FUND, INC.

                            STATEMENT OF OPERATIONS

                       FOR THE YEAR ENDED MARCH 31, 1998

INCOME:
Dividend income (less $24,124 withholding taxes)......   $292,621
Interest income ......................................     69,535
                                                         --------
          Total Income ...............................                $ 362,156


EXPENSES:
Management fee .......................................    160,712
Legal fees ...........................................     86,762
Custodian fee ........................................     77,529
Auditing and tax reporting fees ......................     55,840
Shareholder reports ..................................     48,930
Transfer agency fee ..................................     47,178
Directors' fees and expenses .........................     41,755
Registration fees ....................................     16,205
Annual meeting fee ...................................      1,522
Insurance.............................................      1,800
Miscellaneous ........................................      3,491
                                                         --------
          Total Expenses .............................    541,724
          Expense reimbursement ......................    (77,926)
                                                         --------
          Net Expenses ...............................                  463,798
                                                                    -----------
INVESTMENT INCOME (LOSS)-NET .........................                 (101,642)
                                                                    -----------


REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES:
Realized loss on investments and foreign currency transactions:
Realized loss on investments-net .....................               (1,189,233)
Realized loss on foreign exchange-net ................               (1,479,215)
                                                                    -----------
Realized loss on investments and foreign exchange-net.               (2,668,448)
Change in unrealized depreciation on translation of
  investments, foreign currencies, other assets and
  liabilities denominated in foreign currencies-net...                 (544,921)
Change in net unrealized depreciation on investments..               (1,146,235)
                                                                    -----------
Net realized and unrealized loss on investments
  and foreign exchange................................               (4,359,604)
                                                                    -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS..              ($4,461,246)
                                                                    ===========







                       See notes to financial statements

                        NOMURA PACIFIC BASIN FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS


                                 For the Year Ended
                                     March 31,

                                                                     1998           1997
                                                                     ----           ----
FROM INVESTMENT ACTIVITIES:
  Net investment loss .......................................   $  (101,642)   $  (260,785)
  Net realized (loss) gain on investments ...................    (1,189,233)     2,949,946
  Net realized loss on foreign currencies ...................    (1,479,215)    (1,024,130)
  Change in unrealized depreciation on investments
    and foreign currencies ..................................    (1,691,156)    (3,535,189)
                                                                -----------    -----------
  Decrease in net assets derived from investment
    activities...............................................    (4,461,246)    (1,870,158)
                                                                -----------    -----------

FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from continuous offering .........................     1,592,510      3,037,977
  Net asset value of shares issued to shareholders on
    reinvestment of dividends and distributions .............        76,483      2,675,034
  Cost of shares redeemed ...................................    (5,499,073)   (12,360,445)
                                                                -----------    -----------
  Decrease in net assets derived from capital share
    transactions.............................................    (3,830,080)    (6,647,434)
                                                                -----------    -----------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .....................................       (57,437)      (536,659)
  Realized gains on investments and foreign currencies.......       (43,078)    (2,840,646)
                                                                -----------    -----------
  Decrease in net assets derived from distributions to
    shareholders.............................................      (100,515)    (3,377,305)
                                                                -----------    -----------
  Net decrease in net assets ................................    (8,391,841)   (11,894,897)

NET ASSETS:
  Beginning of year .........................................    22,127,590     34,022,487
                                                                -----------    -----------
  End of year (including accumulated net investment losses
    of $86,001 and $161,449, respectively) ..................   $13,735,749    $22,127,590
       =======     =========                                    ===========    ===========

SHARE ACTIVITY:
  Shares offered on continuous offering ......................      117,523        194,457
  Shares issued to shareholders on reinvestment of net
    investment income and realized gain on investments .......        7,155        175,261
  Shares redeemed during the year ............................     (438,381)      (821,891)
                                                                -----------    -----------
  Net shares redeemed during the year ........................     (313,703)      (452,173)
  Shares outstanding at beginning of year ....................    1,607,909      2,060,082
                                                                -----------    -----------
  Shares outstanding at end of year ..........................    1,294,206      1,607,909
                                                                -----------    -----------









                       See notes to financial statements

                        NOMURA PACIFIC BASIN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
     Nomura Pacific Basin Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on March 14, 1985 and investment operations commenced on July 8, 1985. The following is a summary of significant accounting policies followed by the Fund.
     (a) Valuation of Securities-Investments traded on stock exchanges are valued at the last sale price on the primary exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
     (b) Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in the foreign currency are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.
     The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund isolates that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in foreign currencies at March 31, 1998 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.
     (c) Financial Instruments with Off-Balance Sheet Risk-At March 31, 1998, the Fund had outstanding one forward foreign currency exchange contract ("forward contract") in order to hedge against changes in the Japanese exchange rate. The forward contract involves elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying forward contracts. Risks may arise as a result of the potential inability of the counterparty to meet the terms of the contracts.
     (d) Security Transactions, Investment Income, Distributions to Shareholders-Security transactions are accounted for on the trade date.
Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.
     Dividends from net investment income and distributions from net realized gains, if any, are paid at least annually.
     Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition-"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income or net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income.
     (e) Capital Account Reclassification-For the year ended March 31, 1998, the Fund's paid-in capital was decreased by $63,935 with a increase to accumulated net realized loss of $170,592 and an offsetting increase in accumulated net investment income of $234,527. This adjustment was primarily the result of the reclassification of net foreign currency gains and gains from the sale of investments in passive foreign investment companies.

                        NOMURA PACIFIC BASIN FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED)--(CONTINUED)

     (f) Income Taxes - A provision for United States income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.
     Under the applicable foreign tax laws, a withholding tax may be imposed on gross sales proceeds on the disposition of equity securities, interest, dividends and realized gains at various rates; such withholding taxes are reflected as a reduction of the related income or realized gain.
     (g) Use of Estimates in Financial Statement Preparation-The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

2. MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

     Nomura Asset Management U.S.A. Inc. (the "Manager") (formerly Nomura Capital Management, Inc.) acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. ("NAM") (formerly Nomura Investment Management Co., Ltd.) and Nomura Asset Management Singapore Limited ("NAM Singapore") (formerly Nomura Capital Management (Singapore) Limited) to act as investment advisers for the Fund and Nomura Securities International, Inc. ("NSI") to provide administrative services to the Fund.
     As compensation for its services to the Fund, the Manager receives a monthly fee computed daily, at the annual rate of .75 of 1% of the Fund's average daily net assets. For services performed, NAM, NAM-Singapore and NSI receive a monthly fee from the Manager at the annual rates of .26125 of 1%,
 .0275 of 1% and .10 of 1%, respectively, of the average daily net assets of the Fund. Under the Management Agreement, the Fund accrued fees to the Manager of $160,712 for the year ended March 31, 1998, a portion of which was waived as described below. For the year ended March 31, 1998, the Manager informed the Fund that NAM, NAM-Singapore and NSI received fees of $24,616, $2,591 and $9,422, respectively, from the Manager. At March 31, 1998, no fee was payable to the Manager, by the Fund.
     The Manager has agreed, for an indefinite period, to reimburse the Fund in any amount necessary to prevent the aggregate ordinary operating expenses, (excluding taxes, brokerage fees and commissions and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% of the Fund's first $30 million average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets. The Manager waived fees of $77,926 from the Fund under this limitation for the year ended March 31, 1998. Although the Manager has no present intention to do so, this voluntary reimbursement arrangement may be terminated at any time. Certain officers and/or directors of the Fund are officers and/or directors of the Manager and/or NSI. The Nomura Securities Co., Ltd., parent of NSI and the Manager's indirect parent, earned $538 in commissions on the execution of portfolio security transactions for the year ended March 31, 1998. The Fund pays fees to each Director not affiliated with the Manager and/or NSI an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for the unaffiliated Directors aggregated $40,384 for the year ended March 31, 1998.

3. PURCHASES AND SALES OF INVESTMENTS

     Purchases and sales of investments for the year ended March 31, 1998, exclusive of investments in foreign currencies and short term securities, were $7,634,069 and $11,568,029, respectively.
     As of March 31, 1998, net unrealized depreciation on investments, exclusive of investments in foreign currencies and short-term securities, for Federal income tax purposes was $979,656 of which $1,127,954 related to appreciated securities and $2,107,610 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities, at March 31, 1998 for Federal income tax purposes was $13,226,742. The Fund has a capital loss carryforward as of March 31, 1998 of $1,907,538 which expires March 31, 2006.
     Capital losses and currency losses incurred after October 31, within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. Accordingly, the Fund incurred and elected to defer capital losses of $1,585,700 and $0 currency losses to the year ending March 31, 1999.

                        NOMURA PACIFIC BASIN FUND, INC.

FINANCIAL HIGHLIGHTS
Selected per share data and ratios for a share of common stock outstanding throughout each period:

                                                               For the Year Ended March 31,
                                                --------------------------------------------------------
                                                  1998        1997        1996       1995       1994
                                                  ----        ----        ----       ----       ----
Net asset value, beginning of period......       $13.76      $16.52      $15.07     $18.07     $14.33
                                                =======     =======     =======    =======    =======

Income from investment operations:
  Net Investment income (loss)............        (0.07)+     (0.14)+     (0.04)+    (0.01)+    (0.01)+
  Net realized and unrealized gain (loss)
    on investments and foreign currencies.        (3.01)+     (0.87)+      2.07+     (0.74)+     4.03+
                                                -------     -------     -------    -------    -------
  Total from investment operations........        (3.08)+     (1.01)+      2.03+     (0.75)+     4.02+

Distributions to shareholders from:
  Net investment income...................        (0.04)      (0.28)        --         --       (0.05)
  Net realized capital gains..............        (0.03)      (1.47)      (0.58)     (2.25)     (0.21)
  In excess of net investment income......          --          --          --         --       (0.02)
                                                -------     -------     -------    -------    -------
Total distributions.......................        (0.07)      (1.75)      (0.58)     (2.25)     (0.28)
                                                -------     -------     -------    -------    -------
Net asset value, end of year..............       $10.61      $13.76      $16.52     $15.07     $18.07
                                                =======     =======     =======    =======    =======
Total investment return...................       (22.4%)      (6.9%)      13.7%      (4.2%)     28.2%

Ratio to average net assets/supplemental data:
  Net assets, end of year (000)...........      $13,736     $22,128     $34,022    $42,684    $55,060
  Operating expenses, net of
    reimbursement ........................        2.49%       2.21%       1.78%      1.38%      1.39%
  Total expenses .........................        2.91%       2.21%       1.78%      1.38%      1.39%
  Net investment income...................       (0.55%)     (0.87%)     (0.28%)    (0.07%)    (0.10%)
  Portfolio turnover .....................          45%         62%         45%        49%        76%
  Average commissions per share paid on
   equity transactions*...................      $0.0265     $0.0146

(table continued)

                                                               For the Year Ended March 31,
                                                --------------------------------------------------
                                                  1993       1992       1991       1990      1989
                                                  ----       ----       ----       ----      ----
Net asset value, beginning of period:.....       $12.49     $15.19     $15.36     $19.15    $20.59
                                                =======    =======    =======    =======   =======

Income from investment operations:
  Net Investment income (loss)............           -+         -+       0.04       0.08      0.03
  Net realized and unrealized gain (loss)
    on investments and foreign currencies.         1.87+     (1.84)+     2.53       0.20     (0.21)
                                                -------    -------    -------    -------   -------
  Total from investment operations........         1.87+     (1.84)+     2.57       0.28     (0.18)

Distributions to shareholders from:
  Net investment income...................        (0.02)     (0.01)     (0.04)     (0.10)    (0.05)
  Net realized capital gains..............        (0.01)     (0.85)     (2.70)     (3.97)    (1.21)
  In excess of net investment income......          --         --         --         --        --
                                                -------    -------    -------    -------   -------
Total distributions.......................        (0.03)     (0.86)     (2.74)     (4.07)    (1.26)
                                                -------    -------    -------    -------   -------
Net asset value, end of year..............       $14.33     $12.49     $15.19     $15.36    $19.15
                                                =======    =======    =======    =======   =======
Total investment return...................        15.0%     (12.9%)     17.4%      (1.7%)    (0.9%)

Ratio to average net assets/supplemental data:
  Net assets, end of year (000)...........      $46,095    $43,203    $54,274    $53,933   $73,169
  Operating expenses, net of
    reimbursement ........................        1.51%      1.46%      1.42%      1.32%     1.25%
  Total expenses .........................        1.51%      1.46%      1.42%      1.32%     1.25%
  Net investment income...................        0.01%      0.00%      0.28%      0.40%     0.07%
  Portfolio turnover .....................          55%        41%        76%        46%       37%
  Average commissions per share paid on
   equity transactions*...................

-------------
+Based on average shares outstanding.

*For fiscal year beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commission is charged.



                       U.S. TAX INFORMATION (UNAUDITED)

     During the fiscal year ended March 31, 1998 the Fund paid $43,078 of long-term capital gains distributions. The Fund makes an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes passed through to the shareholders for the fiscal year ended March 31, 1998 was $24,124. The foreign source income for information reporting purposes is $317,153.
     This information is given to meet certain requirements of the Internal Revenue Code and should not be used by shareholders for preparing their income tax return.

                                             -----------------------------------
                                             ===================================
                                             -----------------------------------
BOARD OF DIRECTORS
William G. Barker, Jr.
George H. Chittenden
Haruo Sawada
Chor Weng Tan
Arthur R. Taylor                                           NOMURA
John F. Wallace
                                                       Pacific Basin
OFFICERS
Haruo Sawada, PRESIDENT                                  Fund, Inc.
Mitsutoyo Kohno, VICE PRESIDENT
John F. Wallace, VICE PRESIDENT
John J. Boretti, SECRETARY AND TREASURER
Terence R. Brennan, ASSISTANT SECRETARY AND
                    ASSISTANT TREASURER

MANAGER

Nomura Asset Management U.S.A. Inc.
180 Maiden lane
New York, New York 10038-4936

INVESTMENT ADVISERS
Nomura Asset Management Co., Ltd.
2-1-14 Nihonbashi, Chuo-ku,
Tokyo 103-8260, Japan
                                                       ANNUAL REPORT
Nomura Asset Management Singapore Limited
6 Battery Road
Singapore 049909                                       MARCH 31, 1998

DISTRIBUTOR
Nomura Securities International, Inc.
2 World Financial Center
Now York, New York 10281-1198

CUSTODIAN AND SHAREHOLDER SERVICING AGENT
State Street Bank and Trust Company
P.O. Box 8500
North Quincy, Massachusetts 02171-8500

COUNSEL
Brown & Wood LLP
One World Trade Center                                     [LOGO]
New York, New York 10048-0557

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of The Americas
New York, New York 10036-2798

NOMURA PACIFIC BASIN FUND, INC.
180 MAIDEN LANE
NEW YORK, NEW YORK 10038-4936

------------------------------------------
This Report is not to be construed as an
offering for the sale of shares of Nomura
Pacific Basin Fund, Inc., or as a
solicitation of an offer to buy any such
shares, unless accompanied by an effective
prospectus setting forth both details of     -----------------------------------
the Fund and other material information.     ===================================
                                             -----------------------------------